Exhibit 99.1

Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation August 2005

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements

Non-GAAP Financial Matters In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.

Investment Considerations Market leader in oilfield tubing and casing, coiled tubing, line pipe, coiled line pipe, couplings and other custom-engineered pipe products used in oil and natural gas exploration, production, and transmission Proven ability to grow, with a solid foundation for further global expansion into other value-added oil services Demonstrated ability to profitably apply core strengths to products, such as steel electrical conduit, tied to the general economic cycle Attractive valuation relative to peer group

About the Company

Drilling & Completion Products and Services Coiled, stainless steel, zinc coated umbilical tubing Casing and tubing products with couplings Coiled tubing drilling and production strings

Transmission Products ERW jointed line pipe Coiled line pipe

Production Products & Services Coiled tubing for well workover applications Replacement of worn tubing

Industrial Products Major supplier of steel electrical conduit and other industrial tubing products used in new non-residential construction and other applications driven by general economic growth Conduit consolidation

Revenue Breakdown Source: Historical Data 2Q 2005 2004

Long-Term Corporate Goals Have the best safety record in the oil service industry Continue our history of profitable organic and strategic growth Expand our geographic reach and broaden our portfolio of value-added oil service products Consistently generate superior returns on capital employed in all of our businesses

Maverick Advantages

Leadership in Products & Services Management estimates as of June 30, 2005 Product Line Market Position ERW OCTG Products, U.S. and Canada 1 ERW Line pipe products 16 inch diameter and below, U.S. and Canada 1 API Couplings, U.S. and Canada 1 Coiled tubing products worldwide 1 Steel electrical conduit, U.S. and Canada 1 About 80% of net sales in 2004 came from product lines in which we have a market leadership position

Global Reach Manufacturing, sales, and/or service locations in 6 countries around the world Only energy tubular company with production facilities in the U.S., Canada, and South America 71% of revenue from United States in 2Q2005 Extensive worldwide customer base Denotes locations of significant current projects in progress

Source: Oil & Gas Journal-September 13, 2004 (x= MVK End Users) Top Reserve Holders Source: Oil & Gas Journal (x= MVK End Users)

Return on Average Stockholders' Equity (Rolling Four-Year Average)

Growth

A History of Growth Includes the $493 million acquisition of Prudential Steel Limited in 2000 treated as a pooling of interests. Includes the $186 million acquisition of Tubos del Caribe S.A./Colmena S.A. and previously announced 2005 capital expenditures (1) (2)

Growth Trends (1) Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows: 2001-Prudential, 2002-Prudential & Precision, 2003-Precision, LTV & SeaCAT, 2004-LTV, SeaCAT & Texas Arai (2) Excluding effects of steel timing Source: Historical Data CAGR 39% CAGR 55% (1) (2)

IRR for Recent Acquisitions Source: Management Reports May 2005

E&P Expenditures by Region Source: Spears & Associates, Calendar year 2004 data

Growth Strategy Organic Growth Productivity, cost and product technology enhancements Product line expansion Strategic Growth Expand geographic coverage of existing businesses Expand the Company's offerings of value-added oil service products domestically and abroad

Tubos del Caribe S.A. & Colmena S.A. Acquisition Highlights Purchase price of $186 million Potential annual EBITDA contribution of $40 million at current run rates before synergies Significant potential synergies Transaction completed on May 27, 2005 Financed through a new revolving credit agreement, a $15 million sellers note, and cash provided by a strategic divestiture

About The Company Started in 1957 as Colmena in Bogota, catering to domestic fabricated steel products Export / OCTG focus starting in 1991 with the creation of Tubos del Caribe in Cartagena Tubos del Caribe S.A. & Colmena S.A. Acquisition

Strategic Rationale Substantial foundation for future growth in Latin America and throughout the world Product line with well recognized and respected brand names throughout the Western Hemisphere Efficient, low cost production capacity adjacent to world-class port facilities providing easy access for world-wide steel purchases and export opportunities Experienced, highly effective management team Substantial synergy opportunities Tubos del Caribe S.A. & Colmena S.A. Acquisition

Alloy OCTG Expansion Alloy OCTG demand growing rapidly due to deeper, more complex drilling Industry-wide alloy production capacity appears to be near full utilization Alloy products' selling prices substantially higher than carbon grades Maverick announced a 100% increase in available alloy product capacity by 2006 Tubos del Caribe will provide 60k tons currently marketed by Lone Star Commercial relationships will provide 40k tons Expansion of Maverick's heat treat operation adds 55k tons at a cost of about $10 million

Coiled Tubing Expansion Coiled tubing demand growing Continued displacement of existing workover practice New products and applications - coiled line pipe High levels of industry activity Current coiled tubing demand satisfied by two producers, both are running at capacity Maverick is expanding its coiled tubing capacity by 50% Low project cost, $12 million, due to expansion through removal of bottlenecks, no mill additions Coiled tubing margins much higher than traditional products Project should be completed by 1Q06

HSS Divestiture North American HSS business sold to Atlas Tube Provided about $51 million that was used to reduce debt from the acquisition of Tubos del Caribe and Colmena Upon conclusion of the conversion agreement, equipment can be redeployed into the energy market Consistent with strategic direction Sale closed on June 30, 2005 Gain on sale of $.26 per diluted share reported in the second quarter

Financing Highlights New revolving credit facility to fund transaction and replace old credit facility $325M vs $185M Favorable terms compared to existing facility 5 year term Provides liquidity for future growth

Financial and Equity Information

Year-To-Date Overview

Segment Operating Results 6 months ended June 30, 2005

Growing Cash Flow Generation Cash flow represents net income plus depreciation and amortization Excluding any conduit consolidation capital expenditures (1) (2)

Balance Sheet Summary 06/30/05 12/31/2004 12/31/2003 Cash Availability $ 9,436 $ 34,686 $ 29,202 Revolver Balance $ 151,027 $ 54,660 $ 50,213 Other Debt Balance $ 166,430 $ 126,279 $ 127,742 Net Debt $ 317,457 $ 146,253 $ 148,753 Stockholders' Equity $ 670,219 $ 595,664 $ 384,798 Leverage Ratio 31.5% 19.7% 27.9%

Comparative Returns on Average Equity Source: biz.yahoo.com, Annualized 4-year average 2001- 2004 as calculated by management NSS LSS

Comparative Market Valuations Source: biz.yahoo.com as of July 28, 2005 (Forward P/E Ratio based on 2005 consensus earnings)

Market share leader in key segments of the oil service industry, with contributing revenues and earnings from non-energy products Manufacturing operations in 3 of the top geographies of oil and gas activity Low cost manufacturer Proven ability to profitably grow during all phases of the energy cycle Solid foundation and financial capacity to continue our organic growth and global expansion into other value-added oil services MVK is attractively valued relative to our mid-cap oil service peers Why Maverick?